                                                                   EXHIBIT 10.45

                           AMENDMENT NO.1 AND WAIVER
                TO RECEIVABLES PURCHASE AND SERVICING AGREEMENT


          AMENDMENT NO. 1 AND WAIVER dated as of April 12, 1996 among Merisel Capital Funding, Inc. (the "Seller"). Redwood Receivables Corporation (the "Purchaser"), General Electric Capital Corporation (the "Operating Agent" and "Collateral Agent") and Merisel Americas, Inc. (the "Servicer").

          WHEREAS, the Seller, the Purchaser, the Operating Agent, the Collateral Agent and the Servicer are parties to a Receivables Purchase and Servicing Agreement dated as of October 2, 1995 (the "Purchase Agreement").

          WHEREAS, the parties to the Purchase Agreement desire to amend such Purchase Agreement.

          WHEREAS, as of December 30, 1995, the Parent (as defined in the Purchase Agreement) breached certain financial covenants contained in the Purchase Agreement and the Seller and the Servicer have requested that the Purchaser, the Operating Agent and the Collateral Agent waive such breaches, subject to the terms and conditions hereof.

          THE PARTIES AGREE AS FOLLOWS:

          SECTION 1. Definitions.  All capitalized terms used herein, unless
                     -----------
otherwise defined, are used as defined in the Purchase Agreement.

          SECTIONS 2. Amendment to Purchase Agreement.  The Purchase Agreement
                      -------------------------------
is amended effective as of the date hereof as follows:

          (a) The words "Subordinated Debt" in the definition of "Tangible Net Worth" in Exhibit H are deleted and the words "subordinated debt" substituted therefor.

          (b) Exhibit H is amended by the addition of the following words at the end thereof:

     "For the period from December 31, 1995 to and including December 28, 1996, compliance with the Fixed Charge Coverage Ratio and the Tangible Net Worth covenants in this Exhibit H shall not be required and, in their stead, the covenants contained Sections 7.01(i) and 7.01(g) of the Revolving Credit Agreement dated as of December 23, 1993, as amended and restated as of April 12, 1996, among the Servicer and Merisel Europe, Inc., as borrowers, Merisel, Inc., as guarantor, the Lenders party thereto, Citicorp USA, Inc., as agent NationsBank of Texas, N.A. as co-agent and Citibank N.A. as designated issuer, shall apply, which covenants and associated definitions shall be incorporated herein by reference (without giving effect to any amendments or modifications thereto to which the Purchaser, Operating Agent and Collateral Agent have not consented to in writing)."

          SECTION 3.  Waiver of Purchase Agreement. The Operating Agent, the
                      -----------------------------
Collateral Agent and the Purchaser agree to waive the Fixed Charge Coverage Ration contained in Exhibit H of the Purchase Agreement as it applies to the Parent solely as such financial covenant relates to the period from the Effective Date through to and including December 30, 1995.

          SECTION 4.  Conditions Precedent.
                      ---------------------
          (a) The effectiveness of this Amendment No. 1 and Waiver is subject to the conditions precedent that the Collateral Agent, the Operating Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

               (i) A certificate of the Secretary of the Seller and the Servicer, dated the date of this Amendment No. 1 and Waiver and certifying
     (A) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Seller or the Servicer, as the case may be, authorizing the execution, delivery and performance of this Amendment No. 1 and Waiver and all other documents requires or necessary to delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect, and (B) as to the incumbency and specimen signature of each Person's officers executing this Amendment No. 1 and Waiver and all other documents required or necessary to be delivered hereunder.

               (ii) An executed copy of and payment of the amounts set forth in the fee letter among the parties hereto dated as of the date hereto (the "Fee Letter").

               (iii) Such other approvals, opinions or documents as the Collateral Agent or the Operating Agent may reasonably request.

          SECTION 5.  Confirmation of Agreement and Loan Documents.  Each of the
                      ---------------------------------------------
Seller and the Servicer agree that, except for the specific waiver set forth in
Section 3 and the specific amendments set forth in Section 2, nothing herein shall be deemed to be waiver or amendment of any covenant or agreement contained in the Purchase Agreement and the Purchase Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement" shall mean the Purchase Agreement as amended by this Amendment No. 1 and Waiver, and as hereinafter amended or restated.

          SECTION 6.  Seller's and Servicer's Representations and Warranties
                      ------------------------------------------------------

Each of the Seller and the Servicer represents and warrants that:

          (a) this Amendment No. 1 and Waiver has been duly authorized, executed and delivered pursuant to its corporate power;

          (b) this Amendment No. 1 and Waiver constitutes its legal, valid and binding obligation; and

          (c) after giving effect to the amendments referred to herein, there does not exist any Termination Event.

          SECTION 7.  Expenses.  The Seller and the Servicer jointly and
                      --------
severally agree to pay on demand the fees set forth in the Fee Letter.

          SECTION 8.  Counterparts.  Delivery of an executed counterpart of a
                      ------------
signature page of this Amendment No. 1 and Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment No. 1 and Waiver. This Amendment No.1 and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 9.  Governing Law.  This Amendment No. 1 and Waiver shall be
                      -------------
governed by, and construed in accordance with, California law.

                                      3.

          IN WITNESS WHEREOF, the Seller, the Collateral Agent, the Operating Agent, the Servicer and the Purchaser have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     MERISEL CAPITAL FUNDING. INC.,
                                     as Seller


                                     By: /s/ Timothy N. Jenson
                                        ----------------------------------------
                                        Name:  Timothy N. Jenson
                                        Title: Vice President & Treasurer



                                     MERISEL AMERICAS, INC.,
                                     as Servicer



                                     By: /s/ Timothy N. Jenson
                                        ----------------------------------------
                                        Name:  Timothy N. Jenson
                                        Title: Vice President & Treasurer



                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Operating Agent and Collateral Agent



                                     By: /s/ Dan Pengue
                                        ----------------------------------------
                                        Name:  Dan Pengue
                                        Title: Authorized Signatory


                                     REDWOOD RECEIVABLES CORPORATION,
                                     as Purchaser



                                     By: /s/ Catharine L. Midkiff
                                        ----------------------------------------
                                        Name:  Catharine L. Midkiff
                                        Title: Assistant Secretary

                                      4.

                                                                  April 12, 1996



Merisel Capital Funding, Inc.
200 Continental Boulevard
EL Segundo, CA 90245


Ladies and Gentlemen:


          We refer to Amendment No.1 and Waiver to the Receivables Purchase and Servicing Agreement dated as of the date hereof (the "Amendment") among Merisel Capital Funding, Inc. as Seller, Redwood Receivables Corporation, as Purchaser, General Electric Capital Corporation, as Operating Agent and Collateral Agent and Merisel Americas, Inc., as Servicer. Terms not otherwise defined in this latter shall have the meaning assigned to them under the Amendment.

          This letter is the Fee Letter referred to in the Amendment and sets forth our understanding with respect to certain fees that are payable by the Seller pursuant to the Amendment.

          The parties to this letter agree as follows:

          1. The Seller shall pay a fee of $250,000 to the Operating Agent on the date hereof.

          2. The Seller shall pay the fees and expenses of counsel to the Operating Agent incurred in connection with the Amendment.

          3. The provisions of Section 14.04 of the Purchase Agreement are incorporated herein.

                                                                  April 12, 1996



          4. This letter shall be governed by, and construed in accordance with, California law.

                                           Very truly yours.


                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Operating Agent


                                           By: /s/ Dan Pergue
                                              __________________________________
                                              Name: Dan Pergue
                                              Title: Authorized Signatory


                                           REDWOOD RECEIVABLES CORPORATION,
                                           as Purchaser


                                           By: /s/ Katharine L. Midkiff
                                              __________________________________
                                              Name: Katharine L. Midkiff
                                              Title: Assistant Secretary


Agreed and accepted as of
the date first above written:


MERISEL CAPITAL FUNDING, INC.
as Seller

By: /s/ Timothy N. Jenson
   ---------------------------------
   Name:   TIMOTHY N. JENSON
   Title: VICE PRESIDENT & TREASURER

                                                                  April 12, 1996



MERISEL AMERICAS, INC.
as Servicer


By: /s/ Timothy Jenson
   ------------------------------
   Name:  Timothy Jenson
   Title: V.P. & Treasurer